UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09687

AB CORE OPPORTUNITIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2018

Date of reporting period: November 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.18

ANNUAL REPORT

AB CORE OPPORTUNITIES FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Core Opportunities Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORE OPPORTUNITIES FUND | 1

ANNUAL REPORT

January 15, 2019

This report provides management’s discussion of fund performance for AB Core Opportunities Fund for the annual reporting period ended November 30, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	6 Months	12 Months

AB CORE OPPORTUNITIES FUND[1]

Class A Shares	4.91%	7.19%

Class B Shares[2]	4.79%	6.99%

Class C Shares	4.52%	6.41%

Advisor Class Shares[3]	5.06%	7.47%

Class R Shares[3]	4.73%	6.92%

Class K Shares[3]	4.92%	7.17%

Class I Shares[3]	5.09%	7.53%

Class Z Shares[3]	5.08%	7.56%

Primary Benchmark: S&P 500 Index	3.02%	6.27%

Russell 1000 Value Index	3.48%	2.96%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2018, by 0.01% and 0.01%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index, and the Russell 1000 Value Index for the six- and 12-month periods ended November 30, 2018.

During both periods, all share classes of the Fund outperformed the primary benchmark and the Russell 1000 Value Index, before sales charges. During the 12-month period, security selection in the communication services, financials and consumer staples sectors contributed to performance, relative to the benchmark. Stock selection in the consumer discretionary, energy and materials sectors detracted.

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During the six-month period, stock selection in the communication services, health care sectors and an underweight to technology contributed to performance. Security selection in energy, materials and real estate detracted.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended November 30, 2018, US stocks gained while non-US and emerging-market equities declined. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers. Although US stocks benefited from corporate tax reform early in the period, and strong earnings and economic data throughout, investor sentiment globally turned negative on fears of rising interest rates, worsening trade wars and slowing global growth. The US Federal Reserve (the “Fed”) raised interest rates four times during the period and began to formally reduce its balance sheet, as widely expected. However, the Fed surprised investors at the end of the period with dovish commentary, causing the market to price in fewer rate hikes for 2019.

The Fund’s investment philosophy is focused on identifying companies with healthy balance sheets, competitive advantages, strong cash-flow generation, transparent business models and sustainable growth. The Fund is driven by fundamentals, investing in strong businesses regardless of style.

INVESTMENT POLICIES

The Fund invests primarily in the equity securities of US companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of largely US companies. In determining a company’s intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities

(continued on next page)

abfunds.com	AB CORE OPPORTUNITIES FUND | 3

receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund’s portfolio normally will include companies ranking in the top three deciles of the Adviser’s valuation model.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index and the Russell 1000® Value Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this

abfunds.com	AB CORE OPPORTUNITIES FUND | 5

DISCLOSURES AND RISKS (continued)

report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2008 TO 11/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Core Opportunities Fund Class A shares (from 11/30/2008 to 11/30/2018) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	7.19%	2.64%
5 Years	11.35%	10.39%
10 Years	15.03%	14.53%
CLASS B SHARES
1 Year	6.99%	3.18%
5 Years	11.12%	11.12%
10 Years[1]	14.76%	14.76%
CLASS C SHARES
1 Year	6.41%	5.47%
5 Years	10.55%	10.55%
10 Years	14.21%	14.21%
ADVISOR CLASS SHARES[2]
1 Year	7.47%	7.47%
5 Years	11.67%	11.67%
Since Inception[3]	13.70%	13.70%
CLASS R SHARES[2]
1 Year	6.92%	6.92%
5 Years	11.09%	11.09%
10 Years	14.79%	14.79%
CLASS K SHARES[2]
1 Year	7.17%	7.17%
5 Years	11.37%	11.37%
10 Years	15.08%	15.08%
CLASS I SHARES[2]
1 Year	7.53%	7.53%
5 Years	11.68%	11.68%
10 Years	15.42%	15.42%
CLASS Z SHARES[2]
1 Year	7.56%	7.56%
5 Years	11.73%	11.73%
Since Inception[3]	12.61%	12.61%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.17%, 1.96%, 1.92%, 0.92%, 1.50%, 1.24%, 0.90% and 0.82% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.14%, 1.93%, 1.89%, 0.89%, 1.41%, 1.15%, 0.87% and 0.79% for Class A, Class B, Class C, Advisor Class, Class R,

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated prior to February 28, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception dates: 3/31/2010 for Advisor Class shares; 10/15/2013 for Class Z shares.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-6.96%
5 Years	7.85%
10 Years	12.84%
CLASS B SHARES
1 Year	-6.30%
5 Years	8.56%
10 Years[1]	13.08%
CLASS C SHARES
1 Year	-4.39%
5 Years	8.00%
10 Years	12.53%
ADVISOR CLASS SHARES[2]
1 Year	-2.62%
5 Years	9.08%
Since Inception[3]	12.37%
CLASS R SHARES[2]
1 Year	-3.10%
5 Years	8.52%
10 Years	13.10%
CLASS K SHARES[2]
1 Year	-2.86%
5 Years	8.79%
10 Years	13.38%
CLASS I SHARES[2]
1 Year	-2.62%
5 Years	9.10%
10 Years	13.71%
CLASS Z SHARES[2]
1 Year	-2.54%
5 Years	9.14%
Since Inception[3]	10.44%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception dates: 3/31/2010 for Advisor Class shares; 10/15/2013 for Class Z shares.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,049.10	$5.55	1.08%	$5.60	1.09%
Hypothetical**	$1,000	$1,019.65	$5.47	1.08%	$5.52	1.09%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class B
Actual	$1,000	$1,047.90	$6.47	1.26%	$6.57	1.28%
Hypothetical**	$1,000	$1,018.75	$6.38	1.26%	$6.48	1.28%
Class C
Actual	$1,000	$1,045.20	$9.38	1.83%	$9.48	1.85%
Hypothetical**	$1,000	$1,015.89	$9.25	1.83%	$9.35	1.85%
Advisor Class
Actual	$1,000	$1,050.60	$4.27	0.83%	$4.32	0.84%
Hypothetical**	$1,000	$1,020.91	$4.20	0.83%	$4.26	0.84%
Class R
Actual	$1,000	$1,047.30	$7.08	1.38%	$7.19	1.40%
Hypothetical**	$1,000	$1,018.15	$6.98	1.38%	$7.08	1.40%
Class K
Actual	$1,000	$1,049.20	$5.80	1.13%	$5.91	1.15%
Hypothetical**	$1,000	$1,019.40	$5.72	1.13%	$5.82	1.15%
Class I
Actual	$1,000	$1,050.90	$4.16	0.81%	$4.22	0.82%
Hypothetical**	$1,000	$1,021.01	$4.10	0.81%	$4.15	0.82%
Class Z
Actual	$1,000	$1,050.80	$3.80	0.74%	$3.91	0.76%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%	$3.85	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

November 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $264.9

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$10,788,488	4.1%

Verizon Communications, Inc.	10,767,771	4.1

Alphabet, Inc. – Class C	10,525,133	4.0

Monster Beverage Corp.	10,258,992	3.9

Berkshire Hathaway, Inc. – Class B	10,233,273	3.8

Raytheon Co.	10,058,730	3.8

DR Horton, Inc.	8,661,094	3.3

Comcast Corp. – Class A	7,495,538	2.8

Walt Disney Co. (The)	7,126,888	2.7

Cigna Corp.	7,022,620	2.6

	$92,938,527	35.1%

1	All data are as of November 30, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

November 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 90.1%
Communication Services – 14.3%
Diversified Telecommunication Services – 4.1%
Verizon Communications, Inc.	178,570	$10,767,771

Entertainment – 2.7%
Walt Disney Co. (The)	61,710	7,126,888

Interactive Media & Services – 4.0%
Alphabet, Inc. – Class C(a)	9,617	10,525,133

Media – 3.5%
Comcast Corp. – Class A	192,144	7,495,538
Discovery, Inc. – Class A(a)	62,127	1,908,541

		9,404,079

		37,823,871

Health Care – 14.0%
Biotechnology – 5.4%
Biogen, Inc.(a)	13,388	4,467,843
Gilead Sciences, Inc.	33,330	2,397,760
Regeneron Pharmaceuticals, Inc.(a)	10,050	3,674,783
Vertex Pharmaceuticals, Inc.(a)	20,480	3,702,579

		14,242,965

Health Care Providers & Services – 6.1%
Anthem, Inc.	13,850	4,017,470
Cigna Corp.	31,438	7,022,620
UnitedHealth Group, Inc.	18,286	5,144,949

		16,185,039

Pharmaceuticals – 2.5%
Eli Lilly & Co.	36,210	4,295,955
Roche Holding AG (Sponsored ADR)	73,880	2,395,928

		6,691,883

		37,119,887

Industrials – 13.4%
Aerospace & Defense – 5.0%
Hexcel Corp.	52,004	3,207,086
Raytheon Co.	57,367	10,058,730

		13,265,816

Airlines – 0.8%
Southwest Airlines Co.	40,271	2,199,199

Building Products – 1.6%
Allegion PLC	46,359	4,246,021

Electrical Equipment – 0.9%
Acuity Brands, Inc.	18,779	2,441,646

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 3.3%
Altra Industrial Motion Corp.	77,643	$2,449,637
Crane Co.	39,505	3,412,047
Parker-Hannifin Corp.	4,915	845,576
WABCO Holdings, Inc.(a)	16,111	1,956,681

		8,663,941

Road & Rail – 1.8%
Kansas City Southern	20,590	2,121,799
Knight-Swift Transportation Holdings, Inc.	30,180	1,046,039
Saia, Inc.(a)	24,770	1,493,879

		4,661,717

		35,478,340

Financials – 12.0%
Banks – 2.6%
JPMorgan Chase & Co.	61,200	6,804,828

Capital Markets – 0.7%
Northern Trust Corp.	18,080	1,794,078

Consumer Finance – 1.5%
Capital One Financial Corp.	43,320	3,884,938

Diversified Financial Services – 3.8%
Berkshire Hathaway, Inc. – Class B(a)	46,890	10,233,273

Insurance – 3.4%
Aflac, Inc.	33,850	1,548,299
Allstate Corp. (The)	46,100	4,111,659
Fidelity National Financial, Inc.	75,929	2,551,215
Reinsurance Group of America, Inc. – Class A	5,051	754,518

		8,965,691

		31,682,808

Information Technology – 11.4%
Communications Equipment – 0.4%
F5 Networks, Inc.(a)	5,500	945,835

Electronic Equipment, Instruments & Components – 0.6%
Keysight Technologies, Inc.(a)	27,230	1,683,359

IT Services – 3.6%
Accenture PLC – Class A	14,070	2,314,796
Cognizant Technology Solutions Corp. – Class A	54,373	3,872,989
Visa, Inc. – Class A	24,290	3,442,136

		9,629,921

Semiconductors & Semiconductor Equipment – 0.9%
Xilinx, Inc.	24,610	2,275,933

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software – 4.1%
Microsoft Corp.	97,290	$10,788,488

Technology Hardware, Storage & Peripherals – 1.8%
Apple, Inc.	17,645	3,151,044
HP, Inc.	75,620	1,739,260

		4,890,304

		30,213,840

Consumer Discretionary – 8.3%
Household Durables – 3.9%
DR Horton, Inc.	232,700	8,661,094
Garmin Ltd.	25,090	1,672,499

		10,333,593

Internet & Direct Marketing Retail – 1.6%
Booking Holdings, Inc.(a)	2,250	4,256,730

Specialty Retail – 2.8%
Home Depot, Inc. (The)	18,010	3,247,563
Murphy USA, Inc.(a)	24,890	2,016,588
Ulta Salon Cosmetics & Fragrance, Inc.(a)	7,040	2,096,442

		7,360,593

		21,950,916

Consumer Staples – 7.9%
Beverages – 3.9%
Monster Beverage Corp.(a)	171,900	10,258,992

Food & Staples Retailing – 4.0%
Walgreens Boots Alliance, Inc.	45,890	3,885,506
Walmart, Inc.	69,300	6,767,145

		10,652,651

		20,911,643

Energy – 5.0%
Energy Equipment & Services – 0.8%
Dril-Quip, Inc.(a)	30,686	1,204,732
National Oilwell Varco, Inc.	30,270	971,970

		2,176,702

Oil, Gas & Consumable Fuels – 4.2%
ConocoPhillips	48,157	3,187,030
Noble Energy, Inc.	166,144	3,944,259
Phillips 66	42,674	3,990,872

		11,122,161

		13,298,863

Real Estate – 3.8%
Equity Real Estate Investment Trusts (REITs) – 2.0%
Regency Centers Corp.	81,547	5,191,282

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate Management & Development – 1.8%
CBRE Group, Inc. – Class A(a)	112,620	$4,919,242

		10,110,524

Total Common Stocks (cost $212,289,527)		238,590,692

SHORT-TERM INVESTMENTS – 12.4%
Investment Companies – 12.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.13%(b)(c)(d) (cost $32,947,423)	32,947,423	32,947,423

Total Investments – 102.5% (cost $245,236,950)		271,538,115
Other assets less liabilities – (2.5)%		(6,604,378)

Net Assets – 100.0%		$264,933,737

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB CORE OPPORTUNITIES FUND | 17

STATEMENT OF ASSETS & LIABILITIES

November 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $212,289,527)	$238,590,692
Affiliated issuers (cost $32,947,423)	32,947,423
Receivable for investment securities sold	10,578,099
Receivable for capital stock sold	771,642
Unaffiliated dividends receivable	231,947
Affiliated dividends receivable	54,568

Total assets	283,174,371

Liabilities
Payable for investment securities purchased	16,869,114
Payable for capital stock redeemed	1,015,920
Advisory fee payable	114,855
Distribution fee payable	53,341
Administrative fee payable	10,989
Transfer Agent fee payable	9,283
Accrued expenses	167,132

Total liabilities	18,240,634

Net Assets	$264,933,737

Composition of Net Assets
Capital stock, at par	$12,374
Additional paid-in capital	202,428,943
Distributable earnings	62,492,420

$264,933,737

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$154,506,037	7,158,084	$21.58	*

B	$1,137,618	59,089	$19.25

C	$21,251,664	1,178,131	$18.04

Advisor	$65,059,714	2,923,734	$22.25

R	$7,314,667	351,280	$20.82

K	$5,715,547	262,590	$21.77

I	$7,279,771	323,268	$22.52

Z	$2,668,719	118,219	$22.57

*	The maximum offering price per share for Class A shares was $22.54 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended November 30, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,193)	$3,006,462
Affiliated issuers	605,347	$3,611,809

Expenses
Advisory fee (see Note B)	1,504,225
Distribution fee—Class A	399,146
Distribution fee—Class B	13,325
Distribution fee—Class C	223,023
Distribution fee—Class R	34,541
Distribution fee—Class K	13,585
Transfer agency—Class A	175,688
Transfer agency—Class B	2,007
Transfer agency—Class C	25,007
Transfer agency—Advisor Class	74,772
Transfer agency—Class R	15,123
Transfer agency—Class K	10,868
Transfer agency—Class I	6,646
Transfer agency—Class Z	468
Registration fees	131,992
Custodian	108,527
Audit and tax	61,698
Administrative	60,495
Printing	44,477
Legal	43,787
Directors’ fees	24,697
Miscellaneous	28,399

Total expenses	3,002,496
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(73,069)
Less: expenses waived by the Distributor (see Note C)	(7,995)

Net expenses		2,921,432

Net investment income		690,377

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		39,969,235
Net change in unrealized appreciation/depreciation of investments		(21,655,032)

Net gain on investment transactions		18,314,203

Net Increase in Net Assets from Operations		$19,004,580

See notes to financial statements.

abfunds.com	AB CORE OPPORTUNITIES FUND | 19

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2018	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$690,377	$(156,311)
Net realized gain on investment transactions	39,969,235	31,667,298
Net change in unrealized appreciation/depreciation of investments	(21,655,032)	20,095,639
Contributions from Affiliates (see Note B)	– 0	–	41,671	^

Net increase in net assets from operations	19,004,580	51,648,297
Distributions to Shareholders*
Class A	(15,856,325)	(6,264,118)
Class B	(165,326)	(93,798)
Class C	(2,691,876)	(1,762,266)
Advisor Class	(6,674,603)	(1,591,688)
Class R	(622,176)	(182,667)
Class K	(476,427)	(168,357)
Class I	(711,053)	(88,650)
Class Z	(112,249)	(33,015)
Capital Stock Transactions
Net increase	1,532,266	19,322,731

Total increase (decrease)	(6,773,189)	60,786,469
Net Assets
Beginning of period	271,706,926	210,920,457

End of period	$264,933,737	$271,706,926

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note J, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

^	Amount reclassified

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2018

NOTE A

Significant Accounting Policies

AB Core Opportunities Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end

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NOTES TO FINANCIAL STATEMENTS (continued)

mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

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NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$238,590,692		$	– 0	–	$	– 0	–	$238,590,692
Short-Term Investments	32,947,423			– 0	–		– 0	–	32,947,423

Total Investments in Securities	271,538,115			– 0	–		– 0	–	271,538,115
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$271,538,115		$	– 0	–	$	– 0	–	$271,538,115

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to

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NOTES TO FINANCIAL STATEMENTS (continued)

shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. As of July 1, 2013 (effective October 15, 2013 with respect to Class Z shares),

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NOTES TO FINANCIAL STATEMENTS (continued)

the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis to 1.15%, 1.90%, 1.90%, .90%, 1.40%, 1.15%, .90% and .90% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively (the “Expense Caps”). The Expense Caps will extend through February 28, 2019 and then may be extended by the Adviser for additional one year terms. For the year ended November 30, 2018, such reimbursement waivers amounted to $5,646.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2018, the reimbursement for such services amounted to $60,495.

During the year ended November 30, 2017, the Adviser reimbursed the Fund $41,671 in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $117,948 for the year ended November 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $10,582 from the sale of Class A shares and received $527, $880 and $880 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government

abfunds.com	AB CORE OPPORTUNITIES FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $63,764.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2018 is as follows:

Fund	Market Value 11/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/18 (000)		Dividend Income (000)
Government Money Market Portfolio	$37,310	$115,763	$120,126	$32,947		$562
Government Money Market Portfolio*	4,927	43,953	48,880	– 0	–	43

Total				$32,947		$605

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended November 30, 2018 amounted to $135,839, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. As of November 1, 2007, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .40% of the average daily net assets attributable to Class B shares. For the year ended November 30, 2018, such waiver amounted to $7,995. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $89,049, $2,006,922, $246,060 and $70,378 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution

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NOTES TO FINANCIAL STATEMENTS (continued)

and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$328,827,113		$340,768,144
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$246,081,352

Gross unrealized appreciation	$28,961,949
Gross unrealized depreciation	(3,505,186)

Net unrealized appreciation	$25,456,763

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2018.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2018, the Fund had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income of $42,565 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended November 30, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $3,659. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2018	Year Ended November 30, 2017

Class A
Shares sold	830,385	1,534,906	$17,424,382	$29,989,085

Shares issued in reinvestment of dividends and distributions	734,039	311,985	14,732,159	5,799,161

Shares converted from Class B	18,720	32,092	391,873	632,979

Shares converted from Class C	45,212	640,266	945,239	12,697,060

Shares redeemed	(1,721,602)	(2,187,176)	(36,247,938)	(43,718,645)

Net increase (decrease)	(93,246)	332,073	$(2,754,285)	$5,399,640

Class B
Shares sold	3,835	4,752	$71,929	$84,589

Shares issued in reinvestment of dividends and distributions	9,197	5,548	165,002	93,415

Shares converted to Class A	(20,945)	(35,435)	(391,873)	(632,979)

Shares redeemed	(9,051)	(10,490)	(170,887)	(192,287)

Net decrease	(16,964)	(35,625)	$(325,829)	$(647,262)

Class C
Shares sold	160,143	235,543	$2,855,194	$4,008,835

Shares issued in reinvestment of distributions	141,735	99,877	2,395,320	1,603,370

Shares converted to Class A	(53,775)	(743,362)	(945,239)	(12,697,060)

Shares redeemed	(297,903)	(425,003)	(5,291,932)	(7,346,093)

Net decrease	(49,800)	(832,945)	$(986,657)	$(14,430,948)

Advisor Class
Shares sold	1,126,963	2,051,180	$24,478,705	$41,319,455

Shares issued in reinvestment of dividends and distributions	293,020	71,883	6,047,925	1,368,145

Shares redeemed	(1,390,685)	(926,377)	(30,081,167)	(19,228,677)

Net increase	29,298	1,196,686	$445,463	$23,458,923

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2018	Year Ended November 30, 2017

Class R
Shares sold	119,932	162,160	$2,435,509	$3,139,752

Shares issued in reinvestment of dividends and distributions	31,620	10,092	614,060	182,666

Shares redeemed	(102,892)	(84,801)	(2,121,985)	(1,638,511)

Net increase	48,660	87,451	$927,584	$1,683,907

Class K
Shares sold	69,661	93,381	$1,468,945	$1,859,959

Shares issued in reinvestment of dividends and distributions	23,527	8,981	476,420	168,354

Shares redeemed	(45,131)	(73,008)	(961,254)	(1,475,058)

Net increase	48,057	29,354	$984,111	$553,255

Class I
Shares sold	127,269	188,467	$2,884,344	$3,834,790

Shares issued in reinvestment of dividends and distributions	34,038	4,569	711,053	87,927

Shares redeemed	(85,825)	(41,254)	(1,886,201)	(870,594)

Net increase	75,482	151,782	$1,709,196	$3,052,123

Class Z
Shares sold	85,796	28,304	$1,878,300	$587,415

Shares issued in reinvestment of dividends and distributions	5,365	1,716	112,246	33,015

Shares redeemed	(21,095)	(17,287)	(457,863)	(367,337)

Net increase	70,066	12,733	$1,532,683	$253,093

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2018 and the period ended November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$8,087,387	$696,118
Net long-term capital gains	19,222,648	9,488,441

Total taxable distributions paid	$27,310,035	$10,184,559

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,456,394
Undistributed capital gains	27,579,263
Unrealized appreciation/(depreciation)	25,456,763	(a)

Total accumulated earnings/(deficit)	$62,492,420

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

abfunds.com	AB CORE OPPORTUNITIES FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 22.35		$ 19.03		$ 19.19		$ 20.94		$ 18.17

Income From Investment Operations

Net investment income (loss)(a)(b)	.05		(.01	)†	.04		(.00	)(c)	(.01)

Net realized and unrealized gain on investment transactions	1.40		4.21		1.08		1.09		2.78

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.45		4.20		1.12		1.09		2.77

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.02)		– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(2.22)		(.86)		(1.28)		(2.84)		– 0	–

Total dividends and distributions	(2.22)		(.88)		(1.28)		(2.84)		– 0	–

Net asset value, end of period	$ 21.58		$ 22.35		$ 19.03		$ 19.19		$ 20.94

Total Return

Total investment return based on net asset value(d)*	7.19%		23.04	%†	6.30%		5.97%		15.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$154,506		$162,046		$131,702		$111,181		$110,672

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.07%		1.09%		1.14%		1.20%		1.20%

Expenses, before waivers/reimbursements(e)‡	1.09%		1.13%		1.23%		1.28%		1.34%

Net investment income (loss)(b)	.25%		(.03	)%†	.21%		(.01)%		(.04)%

Portfolio turnover rate	139%		111%		107%		96%		75%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.04%		.02%		– 0	–	– 0	–

See footnote summary on page 43.

abfunds.com	AB CORE OPPORTUNITIES FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 20.21		$ 17.31		$ 17.60		$ 19.47		$ 16.94

Income From Investment Operations

Net investment income (loss)(a)(f)	.01	(b)	(.04	)(b)†	(.01	)(b)	(.04)		(.06)

Net realized and unrealized gain on investment transactions	1.25		3.80		1.00		1.01		2.59

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.26		3.76		.99		.97		2.53

Less: Distributions

Distributions from net realized gain on investment transactions	(2.22)		(.86)		(1.28)		(2.84)		– 0	–

Net asset value, end of period	$ 19.25		$ 20.21		$ 17.31		$ 17.60		$ 19.47

Total Return

Total investment return based on net asset value(d)*	6.99%		22.74	%†	6.12%		5.77%		14.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,138		$1,537		$1,933		$2,835		$3,945

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.26%		1.28%		1.39%		1.41%		1.48%

Expenses, before waivers/reimbursements(e)‡	1.88%		1.92%		2.00%		2.01%		2.08%

Net investment income (loss)(f)	.04	%(b)	(.24	)%(b)†	(.04	)%(b)	(.24)%		(.33)%

Portfolio turnover rate	139%		111%		107%		96%		75%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.04%		.02%		– 0	–	– 0	–

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 19.17	$ 16.54	$ 16.96	$ 18.95	$ 16.56

Income From Investment Operations

Net investment loss(a)(b)	(.09)	(.14	)†	(.08)	(.12)	(.13)

Net realized and unrealized gain on investment transactions	1.18	3.63	.94	.97	2.52

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.09	3.49	.86	.85	2.39

Less: Distributions

Distributions from net realized gain on investment transactions	(2.22)	(.86)	(1.28)	(2.84)	– 0	–

Net asset value, end of period	$ 18.04	$ 19.17	$ 16.54	$ 16.96	$ 18.95

Total Return

Total investment return based on net asset value(d)*	6.41%	22.13	%†	5.48%	5.28%	14.43%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,252	$23,537	$34,093	$31,265	$31,444

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.82%	1.84%	1.88%	1.90%	1.90%

Expenses, before waivers/reimbursements(e)‡	1.85%	1.88%	1.98%	1.99%	2.05%

Net investment loss(b)	(.50)%	(.82	)%†	(.52)%	(.71)%	(.73)%

Portfolio turnover rate	139%	111%	107%	96%	75%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.04%	.02%	– 0	–	– 0	–

See footnote summary on page 43.

abfunds.com	AB CORE OPPORTUNITIES FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 22.92		$ 19.48		$ 19.56		$ 21.23		$ 18.36

Income From Investment Operations

Net investment income(a)(b)	.11		.05	†	.10		.06		.06

Net realized and unrealized gain on investment transactions	1.44		4.30		1.10		1.11		2.81

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.55		4.35		1.20		1.17		2.87

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.05)		– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(2.22)		(.86)		(1.28)		(2.84)		– 0	–

Total dividends and distributions	(2.22)		(.91)		(1.28)		(2.84)		– 0	–

Net asset value, end of period	$ 22.25		$ 22.92		$ 19.48		$ 19.56		$ 21.23

Total Return

Total investment return based on net asset value(d)*	7.47%		23.30	%†	6.61%		6.30%		15.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$65,060		$66,334		$33,068		$8,819		$6,582

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.82%		.85%		.88%		.90%		.90%

Expenses, before waivers/reimbursements(e)‡	.84%		.88%		.98%		.98%		1.04%

Net investment income(b)	.50%		.23	%†	.52%		.30%		.30%

Portfolio turnover rate	139%		111%		107%		96%		75%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.04%		.02%		– 0	–	– 0	–

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 21.69		$ 18.53		$ 18.76		$ 20.56		$ 17.88

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)		(.06	)†	(.00	)(c)	(.04)		(.04)

Net realized and unrealized gain on investment transactions	1.36		4.08		1.05		1.08		2.72

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.35		4.02		1.05		1.04		2.68

Less: Distributions

Distributions from net realized gain on investment transactions	(2.22)		(.86)		(1.28)		(2.84)		– 0	–

Net asset value, end of period	$ 20.82		$ 21.69		$ 18.53		$ 18.76		$ 20.56

Total Return

Total investment return based on net asset value(d)*	6.92%		22.64	%†	6.06%		5.80%		14.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,315		$6,565		$3,987		$3,201		$4,296

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.38%		1.36%		1.38%		1.40%		1.40%

Expenses, before waivers/reimbursements(e)‡	1.45%		1.46%		1.56%		1.54%		1.59%

Net investment loss(b)	(.04)%		(.30	)%†	(.03)%		(.23)%		(.24)%

Portfolio turnover rate	139%		111%		107%		96%		75%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.04%		.02%		– 0	–	– 0	–

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 22.53		$ 19.18		$ 19.33		$ 21.05		$ 18.26

Income From Investment Operations

Net investment income (loss)(a)(b)	.04		(.01	)†	.04		.01		.00	(c)

Net realized and unrealized gain on investment transactions	1.42		4.24		1.09		1.11		2.79

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.46		4.23		1.13		1.12		2.79

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.02)		– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(2.22)		(.86)		(1.28)		(2.84)		– 0	–

Total dividends and distributions	(2.22)		(.88)		(1.28)		(2.84)		– 0	–

Net asset value, end of period	$ 21.77		$ 22.53		$ 19.18		$ 19.33		$ 21.05

Total Return

Total investment return based on net asset value(d)*	7.17%		22.96	%†	6.31%		6.09%		15.28%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,716		$4,833		$3,551		$3,439		$2,922

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.13%		1.11%		1.13%		1.15%		1.15%

Expenses, before waivers/reimbursements(e)‡	1.18%		1.20%		1.26%		1.27%		1.32%

Net investment income (loss)(b)	.21%		(.05	)%†	.22%		.04%		.02%

Portfolio turnover rate	139%		111%		107%		96%		75%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.04%		.02%		– 0	–	– 0	–

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 23.16		$ 19.67		$ 19.74		$ 21.40		$ 18.51

Income From Investment Operations

Net investment income(a)(b)	.12		.06	†	.09		.06		.05

Net realized and unrealized gain on investment transactions	1.46		4.35		1.12		1.12		2.84

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.58		4.41		1.21		1.18		2.89

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.06)		– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(2.22)		(.86)		(1.28)		(2.84)		– 0	–

Total dividends and distributions	(2.22)		(.92)		(1.28)		(2.84)		– 0	–

Net asset value, end of period	$ 22.52		$ 23.16		$ 19.67		$ 19.74		$ 21.40

Total Return

Total investment return based on net asset value(d)*	7.53%		23.35	%†	6.60%		6.30%		15.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,279		$5,738		$1,889		$513		$243

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.80%		.83%		.87%		.90%		.90%

Expenses, before waivers/reimbursements(e)‡	.82%		.86%		.90%		.92%		.94%

Net investment income(b)	.53%		.27	%†	.51%		.30%		.28%

Portfolio turnover rate	139%		111%		107%		96%		75%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.04%		.02%		– 0	–	– 0	–

See footnote summary on page 43.

abfunds.com	AB CORE OPPORTUNITIES FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended November 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 23.20		$ 19.69		$ 19.75		$ 21.40		$ 18.51

Income From Investment Operations

Net investment income(a)	.13	(b)	.07	(b)†	.10	(b)	.07		.11	(b)

Net realized and unrealized gain on investment transactions	1.46		4.36		1.12		1.12		2.78

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.59		4.43		1.22		1.19		2.89

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.06)		– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(2.22)		(.86)		(1.28)		(2.84)		– 0	–

Total dividends and distributions	(2.22)		(.92)		(1.28)		(2.84)		– 0	–

Net asset value, end of period	$ 22.57		$ 23.20		$ 19.69		$ 19.75		$ 21.40

Total Return

Total investment return based on net asset value(d)*	7.56%		23.46	%†	6.65%		6.35%		15.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,668		$1,117		$697		$359		$224

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.73%		.74%		.82%		.85%		.83%

Expenses, before waivers/reimbursements(e)‡	.76%		.78%		.84%		.85%		.83%

Net investment income	.61	%(b)	.34	%(b)†	.56	%(b)	.38%		.56	%(b)

Portfolio turnover rate	139%		111%		107%		96%		75%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.04%		.02%		– 0	–	– 0	–

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .02%, .04% and .02%, respectively.

(f)	Net of fees and expenses waived by the Distributor.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015 and November 30, 2014 by .01%, .20%, .02%, .19% and .05%, respectively.

Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Fund’s performance for the year ended November 30, 2017 by .02%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Core Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Core Opportunities Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 25, 2019

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2018. For individual shareholders, the Fund designates 26.38% of dividends paid as qualified dividend income. For corporate shareholders, 25.09% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Frank V. Caruso(2), Senior Vice President

John H. Fogarty(2), Vice President

Vinay Thapar(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Relative Value Investment Team. Messrs. Caruso, Fogarty and Thapar are the professionals primarily responsible for the day-to-day management of the Fund.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975- 1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Frank V. Caruso 62	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

John H. Fogarty 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Vinay Thapar 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 (the “August 2018 Proxy Statement”), the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Core Opportunities Fund, Inc. (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

As indicated in a supplement dated January 7, 2019 to the August 2018 Proxy Statement, the annual meeting of shareholders with respect to the Fund has been adjourned until March 12, 2019 for the purpose of voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at a meeting held on July 31-August 2, 2018 is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in

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connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their

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business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and

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expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

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Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial

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investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser

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certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Core Opportunities Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 1-3, 2018 (the “Meeting”).

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Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also

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noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the

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Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that

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an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

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National Portfolio

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Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

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TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

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Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

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Select US Long/Short Portfolio

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MULTI-ASSET

All Market Income Portfolio

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Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

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Multi-Manager Select 2030 Fund

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Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB CORE OPPORTUNITIES FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CO-0151-1118

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Core Opportunities	2017	$34,318	$48	$22,423
	2018	$34,318	$(0)	$25,128

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Core Opportunities	2017	$745,586	$22,471
			$(48)
			$(22,423)
	2018	$839,800	$25,128
			$0
			$(25,128)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Core Opportunities Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 29, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 29, 2019